[CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[***]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.]

AMENDMENT NO. 3 TO LOAN AGREEMENT

This AMENDMENT NO. 3 TO LOAN AGREEMENT, dated July 15, 2025 (this “Third Amendment”), is made by and among TerrAscend Corp., an Ontario corporation (“Parent”), as Guarantor, each Subsidiary of Parent identified on the signature pages hereto as “BORROWERS” (collectively, the “Borrowers”, and together with Parent, the “Loan Parties”), the Additional Lender referred to as such on the signature pages hereto (the “Additional Lender”), and FG Agency Lending LLC, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Loan Agreement, dated as of August 1, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement” and, as amended by this Third Amendment, the “Amended Loan Agreement”), by and among the Guarantor, the Borrowers, the Lenders from time to time party thereto, and the Agent. Capitalized terms used but not defined herein have the meaning provided in the Amended Loan Agreement;

WHEREAS, in accordance with Section 2.1(e) of the Existing Loan Agreement, the Borrowers have requested an incremental term loan in the face amount of $3,105,263.16 (the “2025 Additional Incremental Face Amount”), and the Additional Lender has agreed to provide such incremental term loan in an amount equal to 95% of the 2025 Additional Incremental Face Amount (the “2025 Additional Incremental Term Loan”), subject to the terms and conditions set forth herein;

WHEREAS, the Additional Lender wishes to be added as a Lender under the Amended Loan Agreement; and

WHEREAS, the Loan Parties have requested and the Agent is prepared to amend certain of the terms and provisions of the Existing Loan Agreement to effectuate the 2025 Additional Incremental Term Loan as an Additional Incremental Amendment, subject to the conditions and in reliance on the representations set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.
2025 Additional Incremental Term Loan. Subject to the conditions set forth herein and in reliance on the representations and warranties set forth herein, as of the Third Amendment Effective Date:
(a)
Under and in accordance with Section 2.1(e) of the Amended Loan Agreement, the Additional Lender agrees to make the 2025 Additional Incremental Term Loan in an amount equal to the 2025 Additional Incremental Term Loan Commitment, and such 2025 Additional Incremental Term Loan shall be advanced by the Additional Lender to the Borrowers on the Third Amendment Effective Date in an amount equal to 95% of the 2025 Additional Incremental Face Amount, reflecting the Origination Discount set forth in Section 2.2 of the Existing Loan Agreement.

Signature Page to Amendment No. 3 to Loan Agreement

(b)
Except as expressly set forth herein, the terms of the 2025 Additional Incremental Term Loan and the 2025 Additional Incremental Term Loan Commitment shall be identical to the terms of the 2025 Incremental Term Loan and 2025 Incremental Term Loan Commitments, as in effect on the date hereof. Without limiting the foregoing:
(i)
the 2025 Additional Incremental Term Loan shall be designated the “2025 Additional Incremental Term Loan” (and shall be a “Additional Incremental Term Loan” and “Term Loan” as defined and used in the Existing Loan Agreement), the 2025 Additional Incremental Term Loan Commitment shall be designated the “2025 Additional Incremental Term Loan Commitment” (and shall be an “Additional Incremental Commitment” and a “Commitment” as defined and used in the Existing Loan Agreement), and the Additional Lender shall be designated a “2025 Additional Incremental Term Loan Lender” (and shall be a “Lender” as defined and used in the Existing Loan Agreement), in each case, for all purposes of the Amended Loan Agreement and the other Loan Documents;
(ii)
The 2025 Additional Incremental Term Loan shall rank pari passu in right of payment with the Term Loan and be secured on a pari passu basis with the Term Loan and shall be subject to the same terms and secured by the same Collateral that secures the Term Loan. The 2025 Additional Incremental Term Loan shall bear interest from the date of the funding of the 2025 Additional Incremental Term Loan, at the Interest Rate, and be payable in accordance with Sections 2.3 and 3.1 of the Existing Loan Agreement and all outstanding principal thereof, together with accrued and unpaid interest and other fees thereon, shall mature and be due and payable on the Maturity Date.
(iii)
Upon the making of the 2025 Additional Incremental Term Loan Commitment hereunder, the Additional Lender shall be entitled to all the rights of, and benefits accruing to, the Additional Lender (and to Lenders, as applicable) under the Amended Loan Agreement and the other Loan Documents, and shall be bound by all agreements, acknowledgements and other obligations of the 2025 Incremental Term Loan Lender (and Lenders, as applicable) under the Amended Loan Agreement and the other Loan Documents.
(c)
Schedule 1.1(a) to the Loan Agreement is hereby amended by inserting the following table in new Schedule 1.1(a)(iv):

2025 Additional Incremental Term Loan Lender	Commitment Amount
[***]	$3,105,263.16
Total	$3,105,263.16

Section 2.
Lender Joinder to the Loan Agreement.

(a) The Additional Lender agrees to become a Lender and to be bound by the terms of the Amended Loan Agreement and the other Loan Documents as a Lender.

(b) The Additional Lender: (i) confirms that it has received copies of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such

Signature Page to Amendment No. 3 to Loan Agreement

other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (iii) appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof including, without limitation, pursuant to Article XII thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (v) has delivered to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to the Additional Lender’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Additional Lender under the Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

(c) As of the Third Amendment Effective Date, the Additional Lender shall be a party to the Loan Agreement and, to the extent of its Applicable Percentage (Incremental) under the Amended Loan Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents.

Section 3.
Fees and ExpensesTo the extent required under (and subject to the terms of) Section 11.5 of the Amended Loan Agreement, the Borrowers shall reimburse the Agent for all reasonable and documented legal fees and other reasonable out-of-pocket expenses incurred in connection with this Third Amendment and the transactions contemplated hereby.
Section 4.
Effective Date. This Third Amendment shall be effective (the “Third Amendment Effective Date”) upon satisfaction of each of the conditions set forth below:
(a)
this Third Amendment shall have been executed by the Loan Parties, the Additional Lender, and the Agent, and counterparts hereof as so executed shall have been delivered to the Agent;
(b)
a Note duly executed by the Borrowers in favor of the Additional Lender in the amount of the 2025 Additional Incremental Term Loan Commitment;
(c)
the Borrowers shall have delivered written notice to the Agent requesting an extension of the 2025 Additional Incremental Term Loan from the Additional lender in accordance with Section 2.1(e) of the Amended Loan Agreement;
(d)
the Borrowers shall have paid all fees, costs and expenses of the Agent to the extent required to be paid on, or otherwise invoiced prior to, the Third Amendment Effective Date;
(e)
the following statements shall be true and correct and Borrower’s acceptance of the proceeds of the 2025 Additional Incremental Term Loan, shall be deemed to be a representation and warranty by each applicable Borrower on the Third Amendment Effective Date that: (i) the representations and warranties contained in Article VI of the Amended Loan Agreement and in each other Loan Document, certificate or other writing delivered to Agent or any Lender pursuant hereto or thereto on or prior to the Third Amendment Effective Date are true and correct in all material respects (except that any representation or warranty which is subject to any materiality qualifier, Material Adverse Effect or other similar language shall be required to be true and correct in all respects) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case

Signature Page to Amendment No. 3 to Loan Agreement

such representation or warranty shall be true and correct on and as of such earlier date), (ii) at the time of an after giving effect to the making of the 2025 Additional Incremental Term Loan, no Event of Default has occurred and is continuing or would result from the making of the 2025 Additional Incremental Term Loan to be made on such date and (iii) the other conditions set forth in this Third Amendment have been satisfied as of the date of such request; and
(f)
the terms and conditions set forth in Section 2.1(e) of the Amended Loan Agreement shall have been satisfied in accordance with the Amended Loan Agreement.
Section 5.
Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Additional Lender on the date hereof that:
(a)
the execution, delivery and performance of this Third Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;
(b)
this Third Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and
(c)
the representations and warranties of the Loan Parties contained herein or in the other Loan Documents, after giving effect to this Third Amendment, are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or similar language) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or similar language) as of such earlier date.
Section 6.
Reaffirmation. Each Borrower consents to the amendment of the Existing Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Third Amendment, each Loan Document to which such Borrower is a party is, and the obligations of such Borrower contained in the Amended Loan Agreement, this Third Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Third Amendment. For greater certainty and without limiting the foregoing, each Borrower hereby confirms the existing security interests granted in favor of the Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein, which security interests shall continue in full force and effect after giving effect to this Third Amendment to secure the Obligations as and to the extent provided in the Loan Documents.
Section 7.
Amendment, Modification and Waiver. This Third Amendment may not be amended, modified or waived except as permitted by the Amended Loan Agreement.
Section 8.
Entire Agreement. This Third Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Third Amendment Effective Date, each reference in the Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean a reference to the Amended Loan Agreement.

Signature Page to Amendment No. 3 to Loan Agreement

Section 9.
Miscellaneous. Section 11.11 (Submission to Jurisdiction; Waivers), Section 11.12 (Severability), Section 11.13 (Governing Law), Section 11.14 (Waiver of Defense of Illegality) and Section 11.15 (Execution in Counterparts; Electronic Signatures) of the Loan Agreement are incorporated herein by reference, mutatis mutandis.
Section 10.
Loan Document; No Novation. On and after the Third Amendment Effective Date, this Third Amendment shall constitute a “Loan Document” and an “Additional Incremental Amendment” for all purposes of the Amended Loan Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Third Amendment may be amended or waived solely by the parties hereto as set forth in Section 7 above). This Third Amendment shall not constitute a novation of the Existing Loan Agreement or any of the Loan Documents.

[Signature pages to follow]

Signature Page to Amendment No. 3 to Loan Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GUARANTOR: TERRASCEND CORP. By: /s/ Name: [***] Title: [***]
BORROWERS: [***] By: /s/ Name: [***] Title: [***]

[***]

By: /s/

Name: [***]

Title: [***]

[***]

By: /s/

Name: [***]

Title: [***]

Signature Page to Amendment No. 3 to Loan Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AGENT:

FG AGENCY LENDING LLC

By: /s/

Name: [***]

Title: [***]

Signature Page to Amendment No. 3 to Loan Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ADDITIONAL LENDER:

[***]

By: ___________________________________

Name: [***]

Title: [***]

Signature Page to Amendment No. 3 to Loan Agreement